UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No.   )

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

Ra Medical Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2070 Las Palmas Drive

Carlsbad, California 92011

(760) 804-1648

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Ra Medical Systems, Inc., to be held on Friday, June 4, 2021 at 9:00 a.m. Pacific Time, or at any adjournment of postponement thereof. The annual meeting will be a virtual meeting of stockholders. You are invited to attend and vote your shares at the annual meeting live via internet webcast so long as you register to attend the annual meeting at www.proxydocs.com/RMED by 5:00 p.m. Pacific Time on June 1, 2021 (the “Registration Deadline”). Questions will need to be submitted prior to the Annual Meeting. To submit questions, please visit www.proxydocs.com/RMED. You will not be able to attend the annual meeting in person.

At this year’s annual meeting, our stockholders will be asked to:

•

elect as Class III directors the two nominees named in the accompanying proxy statement to serve until our 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified.

•

approve an amendment to our 2018 Equity Incentive Plan (the “2018 Equity Incentive Plan”) to (i) increase the number of shares of common stock reserved for issuance thereunder by 270,000 shares, and (ii) modify the “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2022, the number of shares reserved for issuance under such plan will increase by 5% of the number of outstanding shares of common stock on such date or such lesser amount as the Board may determine;

•	ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
•	transact such other business that may properly come before the annual meeting.

Details regarding how to attend the annual meeting and the business to be conducted at the annual meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting, and we hope you will vote as soon as possible. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. Voting over the Internet or by telephone, by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend the annual meeting.

Thank you for your ongoing support of, and continued interest in, Ra Medical Systems, Inc.

Sincerely,

Jonathan Will McGuire
Chief Executive Officer,
Carlsbad, California
April 23, 2021

The date of this proxy statement is April 23, 2021, and is being mailed to stockholders on or about April 30, 2021.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 4, 2021. Our Proxy Statement and Annual Report to Stockholders are available at www.proxydocs.com/RMED.

RA MEDICAL SYSTEMS, INC.

2070 Las Palmas Drive

Carlsbad, California 92011

(760) 804-1648

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m. Pacific Time, on Friday, June 4, 2021, or any adjournment or postponement thereof.
Webcast Address	www.proxydocs.com/RMED.
Items of Business

(1) To elect as Class III directors the two nominees named in the accompanying proxy statement to serve until our 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified.

(2) To approve an amendment to our 2018 Equity Incentive Plan to: (i) increase the number of shares of common stock reserved for issuance thereunder by 270,000 shares, and (ii) modify the “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2022, the number of shares reserved for issuance under such plan will increase by 5% of the number of outstanding shares of common stock on such date or such lesser amount as the Board may determine.

(3) To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

(4) To transact such other business that may properly come before the annual meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	April 9, 2021. Only stockholders of record of our common stock as of the close of business on Friday, April 9, 2021, are entitled to notice of and to vote at the annual meeting.
Meeting Admission

You are invited to attend the annual meeting live via webcast if you are a stockholder of record or a beneficial owner of shares of our common stock, in each case, as of April 9, 2021. Prior registration to attend the annual meeting at www.proxydocs.com/RMED is required by 5:00 p.m. Pacific Time on June 1, 2021. Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/RMED.

Voting

Your vote is very important. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 4, 2021. The proxy statement, the accompanying materials and our 2020 annual report are being mailed on or about April 30, 2021 to all stockholders entitled to vote at the annual meeting. A copy of our proxy statement and our 2020 annual report are also posted on www.proxydocs.com/RMED and are available from the SEC on its website at www.sec.gov.

By order of the Board of Directors

Daniel Horwood
General Counsel and Corporate Secretary
Carlsbad, California

April 23, 2021

-i-

-ii-

RA MEDICAL SYSTEMS, INC.
2070 Las Palmas Drive
Carlsbad, California 92011

PROXY STATEMENT
For the 2021 Annual Meeting of Stockholders
to be held on June 4, 2021

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2021 annual meeting of stockholders of Ra Medical Systems, Inc., a Delaware corporation, and any postponements, adjournments, or continuations thereof, or the annual meeting. The annual meeting will be held on Friday, June 4, 2021 at 9:00 a.m. Pacific Time, via live internet webcast.

Stockholders are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement, the accompanying materials and our 2020 annual report are being mailed on or about April 30, 2021, to all stockholders entitled to vote at the annual meeting. A copy of our proxy statement and our 2020 annual report are posted on www.proxydocs.com/RMED, and are also available from the SEC on its website at www.sec.gov.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or over the Internet. We have designated Jonathan Will McGuire, Andrew Jackson and Daniel Horwood to serve as proxies for the annual meeting.

What am I voting on?

You are being asked to vote on two proposals:

•

the election of two (2) Class III directors from the nominees named in this proxy statement to hold office until our 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified;

•

the approval of an amendment to our 2018 Equity Incentive Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 270,000 shares, and (ii) modify the “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2022, the number of shares reserved for issuance under such plan will increase by 5% of the number of outstanding shares of common stock on such date or such lesser amount as the Board may determine;

•	the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021; and

We will also transact any other business that properly comes before the annual meeting.

What if other matters are properly brought before the annual meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment. If for any reason a director nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our board of directors.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” the election of the directors nominated by our board of directors and named in this proxy statement as Class III directors;
•

“FOR” the amendment to our 2018 Equity Incentive Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 270,000 shares, and (ii) modify the “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2022, the number of shares reserved for issuance under such plan will increase by 5% of the number of outstanding shares of common stock on such date or such lesser amount as the Board may determine; and

•	“FOR” the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

Who may vote at the annual meeting?

Only stockholders of record as of the close of business on April 9, 2021, the record date for the annual meeting, or the record date, are entitled to vote at the annual meeting. As of the record date, there were 3,255,980 shares of our common stock issued and outstanding, held by 68 holders of record. We do not have cumulative voting rights for the election of directors.

You are invited to attend and vote your shares at the annual meeting live via webcast so long as you register to attend the annual meeting at www.proxydocs.com/RMED by 5:00 p.m. Pacific Time on June 1, 2021 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the annual meeting, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live via the internet at the annual meeting. You may also vote on the internet, mail, or by telephone as described below under the heading “How can I vote my shares?” and on your proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the annual meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the annual meeting live via webcast, and you must pre-register at www.proxydocs.com/RMED. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

•

You may vote during the annual meeting live via the internet.  If you plan to attend the annual meeting live via webcast, you may vote by following the instructions posted at www.proxydocs.com/RMED. To be admitted to the annual meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.

•

You may vote by mail.  Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the annual meeting.

•

You may vote by telephone.  To vote over the telephone, dial toll-free (855) 673-0647 and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 8:59 a.m. Pacific Time, on June 3, 2021.

•

You may vote via the Internet.  To vote via the Internet, go to www.proxypush.com/RMED to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the company number and control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 8:59 a.m. Pacific Time, on June 3, 2021.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in live via the internet at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the meeting.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the annual meeting by:

•	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

•	returning a later-dated proxy card (which automatically revokes the earlier proxy);
•	providing a written notice of revocation to our corporate secretary at Ra Medical Systems, Inc., 2070 Las Palmas Drive, Carlsbad, California 92011, Attention: Corporate Secretary; or
•

attending the annual meeting and voting live via the internet. Attendance at the annual meeting live via the internet will not cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, Jonathan Will McGuire, our Chief Executive Officer, Andrew Jackson, our Chief Financial Officer, and Daniel Horwood, our General Counsel and Corporate Secretary, have been designated as proxies for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the annual meeting, the shares will be voted in accordance with the proxies’ judgment.

What shares can I vote?

Each share of our common stock issued and outstanding as of the close of business on April 9, 2021, the record date for the 2021 annual meeting of stockholders, is entitled to vote on all items being considered at the 2021 annual meeting. You may vote all shares owned by you as of the record date, including (i) shares held directly in your name as the stockholder of record and (ii) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the record date, we had 3,255,980 shares of common stock issued and outstanding.

How many votes do I have?

On each matter to be voted upon at the annual meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our bylaws and Delaware law. Holders of a majority of the voting power of our issued and outstanding common stock and entitled to vote at the annual meeting must be present in person or represented by proxy to hold and transact business at the annual meeting. On the record date, there were 3,255,980 shares outstanding and entitled to vote. Thus, the holders of at least 1,627,991 shares must be present in person or represented by proxy at the annual meeting to have a quorum.

Abstentions, “WITHHOLD” votes, and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting or the holders of a majority of the voting power present in person or represented by proxy at the annual meeting and entitled to vote at the annual meeting may adjourn the meeting to another date.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker votes shares on the “routine” matters, but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

The ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021 (Proposal No. 3) is considered a “routine” matter. The election of directors (Proposal No. 1) and the approval of the amendment to our 2018 Equity Incentive Plan (Proposal No. 2) are considered “non-routine.”

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the annual meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting (e.g., Proposal No. 2 and Proposal No. 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the annual meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: Election of two nominees for Class III director named in this proxy statement to hold office until our 2024 annual meeting of stockholders or until their successors are duly elected and qualified.

The election of directors requires a plurality of the voting power of shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. This means that the two (2) nominees for Class III director receiving the highest number of “FOR” votes will be elected as Class III directors. You may vote (i) “FOR” each nominee, or (ii) “WITHHOLD” your vote as to each nominee. Any shares not voted “FOR” a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominees’ favor and will have no effect on the outcome of the election. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will have no impact on the outcome of this proposal, but will count towards the quorum requirement for the annual meeting.

Proposal No. 2: Approval of an amendment to our 2018 Equity Incentive Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 270,000 shares, and (ii) modify the “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2022, the number of shares reserved for issuance under such plan will increase by 5% of the number of outstanding shares of common stock on such date or such lesser amount as the Board may determine.

The approval of an amendment to our 2018 Equity Plan requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Proposal No. 3: Ratification of Appointment of Haskell & White LLP.

The ratification of the appointment of Haskell & White LLP requires the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal. Broker non-votes are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal. Notwithstanding the appointment of Haskell & White LLP and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of our company and our stockholders.

Who will count the votes?

A representative of Mediant Communications, Inc. will tabulate the votes and act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” the election of the directors nominated by our board of directors and named in this proxy statement as Class III directors;
•

“FOR” the amendment to our 2018 Equity Incentive Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 270,000 shares, and (ii) modify the “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2022, the number of shares reserved for issuance under such plan will increase by 5% of the number of outstanding shares of common stock on such date or such lesser amount as the Board may determine; and

•	“FOR” the ratification of the appointment of Haskell & White LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021.
•

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee.  Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our “routine” matter – Proposal No. 3 to ratify the appointment of Haskell & White LLP. Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1 relating to the election of directors and Proposal No. 2 relating to the amendment to our 2018 Equity Incentive Plan.

How can I contact Ra Medical Systems’ transfer agent?

You may contact our transfer agent by writing American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219.  You may also contact our transfer agent via email at help@astfinancial.com or by telephone at (800) 937-5449.

How can I attend the annual meeting?

We will host the annual meeting live via internet webcast. You will not be able to attend the annual meeting in person. Prior registration to attend the annual meeting at www.proxydocs.com/RMED is required by 5:00 p.m. Pacific Time on June 1, 2021. A summary of the information you need in order to attend the annual meeting online is provided below:

•

Any stockholder may listen to the annual meeting and participate live via the internet at www.proxydocs.com/RMED. To be admitted to the annual meeting’s live internet webcast, you must register at www.proxydocs.com/RMED by the Registration Deadline as described in the proxy card. The live internet webcast will begin on June 4, 2021 at 9:00 a.m., Pacific Time.

•

If a stockholder wishes to ask a question to directors and/or members of management in attendance at the annual meeting, please note that such questions must be submitted in advance of the annual meeting. To submit a question, mark the box on the proxy card when registering to attend the meeting and submit your written question or submit a question at www.proxydocs.com/RMED after logging in with your Control Number.

•	Stockholders may vote during the annual meeting live via the internet.

•	A stockholder must register to attend the annual meeting prior to the Registration Deadline, and after doing so, you will be sent a link in an email to join the meeting.

•	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/RMED.

Stockholder of Record: Shares Registered in Your Name.  If you were a stockholder of record at the close of business on the record date, follow the instructions regarding how to demonstrate proof of stock ownership posted at www.proxydocs.com/RMED.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.  If you were a beneficial owner at the close of business on the record date, you may not vote your shares live via internet at the annual meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the annual meeting even if you do not have a legal proxy. Instructions regarding how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/RMED.

How are proxies solicited for the annual meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the annual meeting by means of the proxy materials.  We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials.  Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees.  The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees.  No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation.  We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur.  If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting.  We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the annual meeting.  If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the annual meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts.  Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one printed copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders.  This procedure reduces our printing and mailing costs.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written or oral request, we will undertake to deliver promptly a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents.  To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Ra Medical Systems, Inc.
Attention: Corporate Secretary
2070 Las Palmas Drive
Carlsbad, California 92011
(760) 804-1648

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Pacific Time, at our corporate headquarters located at 2070 Las Palmas Drive, Carlsbad, California 92011.

When are stockholder proposals due for next year’s annual meeting?

Please see the section entitled “Proposals of Stockholders for 2022 Annual Meeting” in this proxy statement for more information regarding the deadlines for the submission of stockholder proposals for our 2022 annual meeting.

What are the implications of being an “emerging growth company”?

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements.  As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act.  In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.  We will remain an emerging growth company until the earliest to occur of: (a) January 1, 2024; (b) the last day of the fiscal year in which we have more than $1.07 billion in annual revenue; (c) the end of the fiscal year in which the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the end of the second quarter of that fiscal year; or (d) the issuance, in any three-year period, by us of more than $1.0 billion in non-convertible debt securities.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our business and affairs are managed under the direction of our Board, which currently consists of seven members, six of which are “independent” under NYSE American listing standards. The Board is nominating two nominees for election. Our bylaws provide that the number of directors will be fixed from time to time by resolution of the Board. All directors hold office until their successors have been elected and qualified or until their earlier death, resignation, disqualification or removal. We have divided the terms of office of the directors into three classes with staggered three year terms: Class I, whose term expires at the 2022 Annual Meeting of Stockholders; Class II, whose term expires at the 2023 annual meeting of Stockholders; and Class III, whose term expires at the 2021 Annual Meeting of Stockholders. If elected, Messrs. Enquist and Mejia will continue as directors and their terms will expire at the 2024 Annual Meeting of Stockholders.

Information about the Board of Directors

The following table sets forth the names, ages as of April 9, 2021, and certain other information regarding each member of the Board, including the nominees for election to the Board as Class III directors at the Annual Meeting, are set forth below. The following information has been furnished to us by the directors.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Nominees for Director
William R. Enquist, Jr. (1)(3)	III	64	Director	2018	2021	2024
Richard Mejia, Jr. (2)	III	73	Director	2018	2021	2024
Continuing Directors
Martin Colombatto (3)	II	62	Chairman of the Board of Directors	2017	2023	—
Jonathan Will McGuire	I	58	Chief Executive Officer, Director	2020	2022	—
Susanne Meline (3)	II	53	Director	2021	2023	—
Mark E. Saad (1)(2)	I	51	Director	2018	2022	—
Joan Stafslien (1)(2)	II	56	Director	2020	2023	—

(1)	Member of our nominating and corporate governance committee.
(2)	Member of our audit committee.
(3)	Member of our compensation committee.

Nominees for Election at the Annual Meeting

William R. Enquist, Jr. has served as a director of Ra Medical since July 2018. Mr. Enquist held various roles at Stryker Corporation, a medical device company, from 1986 to 2014, including Advisor from 2013 to 2014 and President, Global Endoscopy from 1998 to 2013. From 2015 to 2016, Mr. Enquist served as the chairman of the board of directors of EndoChoice Holdings, Inc., a publicly traded medical device company, until its acquisition by Boston Scientific in 2016. From 2017 to 2020, Mr. Enquist served as Chairman of the Board for Clinical Innovations, a private equity owned company which was purchased by Laborie in 2020. Mr. Enquist currently is board director for Firefly Medical.   Mr. Enquist earned a BBA from the University of San Diego and completed Harvard University’s Program for Management Development. We believe that Mr. Enquist is qualified to serve as a member of our board of directors because of his extensive experience as a senior executive officer of other healthcare companies.

Richard Mejia, Jr. has served as a director of Ra Medical since July 2018. Mr. Mejia previously served as a partner in the San Diego office of Ernst & Young LLP, a public accounting firm, from 1988 up until his retirement in 2008, including that from 2001 through 2008 he led the Life Sciences practice. From 2014 to 2018, he served on the Board of Stemedica Cell Technologies, Inc., a life science company and from 2008 to 2015, Mr. Mejia served on the board of directors of Dot Hill Systems Corp., a public company which manufacturers software and hardware storage systems. From 2010 to 2012, he served on the board of directors of Sharp Health, a healthcare delivery system. Mr. Mejia holds a B.S. in Accounting from the University of Southern California. We believe that Mr. Mejia is qualified to serve as a director because of his extensive experience in public accounting, financial matters, industry knowledge and serving on boards of directors.

Continuing Directors

Martin Colombatto has served as a director of Ra Medical since January 2017. Mr. Colombatto has served as a Venture and Industry Partner of Seven Peaks Ventures LLP, a venture capital fund based in Bend, OR, since January 2016. From December 2013 to August 2014, Mr. Colombatto served as a director of PLX Technology, Inc., a technology company. Mr. Colombatto has also served as the Chief Executive Officer and President of Staccato Communications, Inc., an Ultra Wideband semiconductor company, from January 2006 to March 2009 and as Executive Chairman of Staccato Communications, Inc., from January 2006 to September 2010. Prior to joining Staccato, Mr. Colombatto served as Vice President and General Manager of the Networking Business unit of Broadcom Corp., a broadband communication semiconductor company, from July 1996 to July 2002. Mr. Colombatto was also previously employed by LSI Logic, an application specific semiconductor company, from August 1987 to July 1996. Mr. Colombatto also previously held engineering positions at Reliance Electric, a production automation and control company, from August 1985 to June 1987 and Texas Instruments, an electronics company, from June 1982 to April 1985. Mr. Colombatto holds a Bachelor’s of Science Degree in Electronic Engineering Technology from California State Polytechnic University, Pomona. We believe that Mr. Colombatto is qualified to serve as a member of our board of directors due to his extensive management experience and familiarity with our business and strategy.

Jonathan Will McGuire has served as the Chief Executive Officer and a director of Ra Medical since March 2020. From August 2015 through March 2020, Mr. McGuire served as President and CEO of Second Sight Medical Products (Nasdaq: EYES), a developer, manufacturer and marketer of implantable visual prosthetics to treat blindness where he remains on the board as a director. Prior to Second Sight Medical Products he held leadership positions at Volcano Corporation including President of Americas Commercial and Senior Vice President and General Manager of Coronary Imaging, Systems and Program Management. Prior to that, Mr. McGuire served as Vice President and General Manager of Patient Monitoring at Covidien, and President and Chief Executive Officer at AtheroMed, Inc., a venture capital-backed peripheral atherectomy company. For approximately five years, Mr. McGuire served as Chief Operating Officer for Spectranetics Corporation, a publicly traded medical device company with laser-based atherectomy products for treating peripheral and coronary arterial disease. Earlier in his career, he held senior management positions at Guidant Corporation including General Manager of Latin America, Director of U.S. and Global Marketing for Vascular Intervention, and Production Manager for Coronary Stents. Mr. McGuire also held positions in Finance and Production at IVAC Medical Systems. Mr. McGuire received an engineering degree from the Georgia Institute of Technology, and his MBA from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. We believe that Mr. McGuire is qualified to serve as a director because of his extensive knowledge of our industry and his prior and current experience as a senior officer of medical device companies.

Susanne Meline has served as a director of Ra Medical since January 2021. Ms. Meline co-founded Francis Capital Management (“FCM”), a value-based investment advisor, where she serves as the firm’s special situations advisor. She previously worked as an investment banker with Houlihan Lokey, a global investment bank serving corporations, institutions, and governments worldwide and also practiced law in the corporate group of Jones Day, an international law firm that provides legal advisory services across multiple disciplines and jurisdictions. Ms. Meline is a Certified Director through the UCLA Anderson School of Management, a Board Leadership Fellow for the National Association of Corporate Directors (the “NACD”) and holds a CERT Certificate in CyberSecurity Oversight from the NACD and Carnegie Mellon University Software Engineering Institute. Ms. Meline received a B.A from UCLA, and a J.D. from the UC Hastings College of the Law. She currently serves on the board of directors of ClearSign Technologies Corporation (NASDAQ:CLIR) where she is the Lead Independent Director and Audit Chair and has also served on the board of directors of Finomial Corporation and AquaMetals Corporation.  We believe that Ms. Meline is qualified to serve as a director because of her extensive knowledge of the capital markets, her experience in identifying business and financial opportunities, and her experience as a board member at other public companies.

Mark E. Saad has served as a director of Ra Medical since July 2018. Mr. Saad currently serves as Partner and Chief Operating Officer of Alethea Capital Management, LLC, an asset management firm based in Seattle. From August 2014 to February 2017, Mr. Saad served as the Chief Financial Officer of Bird Rock Bio, Inc., a clinical stage biopharmaceutical company focused on developing innovative immuno-inflammatory regulators. Previously, Mr. Saad served as Chief Financial Officer of Cytori Therapeutics, a medical device developer and manufacturer, from 2004 to 2014, where he was responsible for finance and accounting, business development, and other operating functions. Prior to Cytori, he served as Executive Director of UBS Investment Bank, a multinational investment bank and financial services company, where he was the Chief Operating Officer of the Global Healthcare Group. Prior to UBS, Mr. Saad was part of the Health Care Investment Banking Group at Salomon Smith Barney, an investment bank. Mr. Saad has been a member of the board of directors of Axsome Therapeutics, Inc., a clinical-stage biopharmaceutical company, since December 2014. Mr. Saad holds a Bachelor of Arts from Villanova University. We believe that Mr. Saad is qualified to serve as a member of our board of directors due to his financial expertise and leadership experience.

Joan Stafslien has served as a director of Ra Medical since April 2020. Prior to that, she served as Executive Vice President, General Counsel and Corporate Secretary of Nuvasive, Inc. from October 2016 through June 2018, and then as an Executive Consultant from June 2018 through October 2019. Previously, Ms. Stafslien served as General Counsel, Corporate Secretary and Chief Compliance Officer of CareFusion Corporation, where she led the legal team through the spin-off from Cardinal Health, Inc. in 2009 until its acquisition by Becton, Dickinson and Company in March 2015. Prior to that, Ms. Stafslien was the segment general counsel of Cardinal Health’s Clinical Technologies and Services from 2004 to 2009, joining Cardinal Health through the acquisition of Alaris Medical Systems in 2004, where she served as deputy general counsel and assistant secretary. Prior to joining Alaris, she was in private practice with Brobeck, Phleger & Harrison. We believe that Ms. Stafslien is qualified to serve as a director because of her leadership experience in the medical device industry and extensive knowledge of legal and regulatory issues.

Director Independence

Our common stock is listed on the NYSE American.  Under the rules of the NYSE American, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of such company’s initial public offering.  In addition, the rules of the NYSE American require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent.  Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of NYSE American, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities.  Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that each of Martin Colombatto, Richard Mejia, Jr., Susanne Meline, Mark E. Saad, William R. Enquist, Jr. and Joan Stafslien, representing six of our seven directors, is “independent” as that term is defined under the rules of NYSE American.

Our board of directors also determined that Richard Mejia, Jr. (Chairperson), Mark E. Saad, and Joan Stafslien, who currently comprise our audit committee, and Martin Colombatto (Chairperson), William R. Enquist, and Susanne Meline, who currently comprise our compensation committee, and Mark E. Saad (Chairperson), William R. Enquist, Jr., and Joan Stafslien, who currently comprise our nominating and corporate governance committee, satisfy the independence standards for those committees established by applicable Securities and Exchange Commission, or SEC, rules and the listing standards of the NYSE American.

In making these determinations, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including consulting relationships, family relationships and the beneficial ownership of our capital stock by each non-employee director.

There are currently no family relationships among any of our directors or executive officers.  For a description of the prior family relationships among our directors or executive officers, see the section entitled “Certain Relationships and Related Party Transactions: Certain Family Relationships.”

Board Leadership Structure

As described below, Mr. Colombatto, an independent director with substantial executive leadership experience, currently serves as our Chairman of the board of directors and Mr. McGuire currently serves as our Chief Executive Officer.

Chairman of the Board

Our corporate governance principles provide that the board will fill the chairman position based upon the board’s view of what is in our best interests at any point in time. Our board of directors believes that Mr. Colombatto’s service as chairman is in the best interests of Ra Medical Systems and its stockholders.  As Mr. Colombatto currently serves as our chairman and is an independent director, the board does not currently have a lead independent director. The Board has determined that this leadership structure, specifically the separation of the Chief Executive Officer and Chairman of the board of directors positions, is appropriate for our company because, in the judgment of the board of directors, an independent chairman of the board of directors (or lead independent director, if the chair of the board of directors is not an independent director) is best positioned to express to management the views of the board of directors (and, particularly, the independent directors) and to provide constructive feedback to the Chief Executive Officer regarding management’s performance.

Given his tenure with and status within Ra Medical Systems, our board of directors believes Mr. Colombatto possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing Ra Medical Systems, and we believe he is best positioned, in consultation with Mr. McGuire, to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. In addition, we believe the working relationship between Mr. Colombatto and Mr. McGuire, on the one hand, and between Mr. Colombatto and the other independent directors, on the other, enhances and facilitates the flow of information between management and our board as well as the ability of our independent directors to evaluate and oversee management and its decision-making. Mr. Colombatto and Mr. McGuire speak regularly on strategic, operational, and management matters facing Ra Medical Systems. In addition, as discussed below, our board of directors typically holds executive sessions consisting only of non-employee directors in conjunction with each regular quarterly meeting of the board, and Mr. Colombatto and Mr. McGuire discuss board feedback to management following these executive sessions.

Role of Board in Risk Oversight Process

One of the key functions of our board of directors is informed oversight of our risk management process.  Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight.  In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure.  Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management.  Our audit committee also monitors compliance with legal and regulatory requirements and reviews related party transactions, in addition to oversight of the performance of our external audit function.  Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.  The board believes its leadership structure is consistent with and supports the administration of its risk oversight function.

Board Meetings and Committees

During our fiscal year ended December 31, 2020, our board of directors held ten (10) meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

It is the policy of our Board to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend.

Our board of directors has an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below.  We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees comply with the requirements of, the Sarbanes-Oxley Act of 2002, the rules of the NYSE American, and SEC rules and regulations.

Audit Committee

The members of our audit committee are Richard Mejia, Jr., Mark E. Saad, and Joan Stafslien. Mr. Mejia serves as the chairperson of our audit committee.  Our board of directors has determined that each of the members of our audit committee is an independent director under the NYSE American listing rules, satisfies the additional independence criteria for audit committee members and satisfies the requirements for financial literacy under the NYSE American listing rules and Rule 10A-3 of the Exchange Act, as applicable.  Our board has also determined that Mr. Mejia qualifies as an audit committee financial expert within the meaning of the applicable rules and regulations of the SEC and satisfies the financial sophistication requirements of the NYSE American listing rules.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance.  Our audit committee responsibilities also include, among other things:

•	selecting and hiring the independent registered public accounting firm to audit our financial statements;
•	overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;

•

reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;

•	preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
•	reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;
•	overseeing our policies on risk assessment and risk management;
•	reviewing related party transactions; and
•	approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of NYSE American.  The charter is available on our website, www.ramed.com, under the Investor Relations tab under Governance.  Our audit committee held four (4) meetings during 2020.

Compensation Committee

The members of our compensation committee are Martin Colombatto, William R. Enquist, Jr. and Susanne Meline.  Mr. Colombatto serves as the chairperson of our compensation committee.  Our board of directors has determined that each member of our compensation committee is an independent director under the current rules of NYSE American, satisfies the additional independence criteria for compensation committee members under Rule 10C-1 and the NYSE American listing rules and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Our compensation committee oversees our corporate compensation programs.  The compensation committee responsibilities also include, among other things:

•	reviewing and approving or recommending to the board for approval compensation of our executive officers;
•	reviewing and recommending to the board for approval compensation of directors;
•	overseeing our overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including our executive officers;
•	reviewing, approving and making recommendations to our board of directors regarding incentive compensation and equity plans; and
•	administering our equity compensation plans.

Our compensation committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of NYSE American.  The charter is available on our website, www.ramed.com, under the Investor Relations tab under Governance.  Our compensation committee held six (6) meetings during 2020.

Nominating and Corporate Governance Committee

The current members of our nominating and corporate governance committee are Mark E. Saad, William R. Enquist, Jr. and Joan Stafslien. Mr. Saad serves as the chairperson of our nominating and corporate governance committee. All current members of our nominating and corporate governance committee meet the requirements for independence under current NYSE American listing standards and SEC rules and regulations. The nominating and corporate governance committee oversees our nominations for directors and corporate governance matters. The nominating and corporate governance committee responsibilities also include, among other things:

•	identifying, evaluating and selecting, or making recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;
•	evaluating the performance of our board of directors and of individual directors;
•	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees; and
•	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters.

Our nominating and corporate governance committee operates under a written charter approved by our board of directors and that satisfies the applicable rules and regulations of the SEC and the listing requirements of NYSE American. The charter is available on our website, www.ramed.com, under the Investor Relations tab under Governance. Our nominating and corporate governance committee held two (2) meetings during 2020.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee, or other board committee performing equivalent functions (or in the absence of any such committee, the entire board of directors) or director of any entity that has one or more executive officers serving on our compensation committee or our board of directors. None of the members of our compensation committee during the last fiscal year, which included Martin Colombatto, William R. Enquist, Jr. and Richard Mejia, Jr. is or has been an officer or employee of the Company.

Considerations in Evaluating Director Nominees

The nominating and corporate governance committee uses the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board:

•

The nominating and corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the nominating and corporate governance committee from other sources.

•	In its evaluation of director candidates, including the members of the Board eligible for re-election, the nominating and corporate governance committee will consider the following:
o	The current size and composition of the Board and the needs of the Board and the respective committees of the Board.

o

Such factors as character, integrity, judgment, diversity of background (including gender diversity) and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

o	Other factors that the nominating and corporate governance committee may consider appropriate.

The nominating and corporate governance committee evaluates all incumbent, replacement or additional nominees for election as directors, taking into account (i) all factors the committee considers appropriate, which may include career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge, and (ii) the following minimum qualifications:

•	the highest personal and professional ethics and integrity;
•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;
•	skills that are complementary to those of the existing board;
•	the ability to assist and support management and make significant contributions to the Company’s success; and
•	an understanding of the fiduciary responsibilities required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

The nominating and corporate governance committee also focuses on issues of diversity, such as diversity of gender, race, and national origin, education, professional experience and differences in viewpoints and skills.  The nominating and corporate governance committee believes that it is essential that members of our board of directors represent diverse viewpoints.

If our nominating and corporate governance committee determines that an additional or replacement director is required, the nominating and corporate governance committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating and corporate governance committee, board, or management.

The nominating and corporate governance committee may propose to the Board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the Board.

Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors and our board of directors has the final authority in determining the selection of director candidates for nomination to our board. After completing its review and evaluation of director candidates, our board of directors recommends Messrs. Enquist and Mejia, the director nominees, for election as Class III directors to serve until our 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Stockholder Recommendations for Nominations to Our Board of Directors

It is the policy of our nominating and corporate governance committee to consider recommendations for candidates to our board of directors from our stockholders holding no less than one percent (1%) of the outstanding shares of the Company’s common stock continuously for at least twelve (12) months prior to the date of the submission of the recommendation or nomination. A stockholder that wishes to recommend a candidate for consideration by the committee as a potential candidate for director must direct the recommendation in writing to Ra Medical Systems, Inc., 2070 Las Palmas Drive, Carlsbad, California 92011, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, and diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references. Our board of directors will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.

A stockholder that instead desires to nominate a person directly for election to the Board at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.4 of the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission. Section 2.4 of the Company’s Bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Secretary of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by the Secretary of the Company not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. That notice must state the information required by Section 2.4 of the Company’s Bylaws, and otherwise must comply with applicable federal and state law. The Secretary of the Company will provide a copy of the Bylaws upon request in writing from a stockholder. “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto.

Communications with the Board of Directors

The Board believes that management speaks for the Company. Individual Board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that Board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders or other interested parties wish to communicate directly with our non-management directors, messages can be sent to Ra Medical Systems, Inc., 2070 Las Palmas Drive, Carlsbad, California 92011, Attention: Corporate Secretary. Our corporate secretary monitors these communications and will provide a summary of all received messages to the board at each regularly scheduled meeting. Our board typically meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of our management, as our Secretary considers appropriate.

Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the non-management directors is administered by our nominating and corporate governance committee. This procedure does not apply to (a) communications to non-management directors from our officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, or (c) communications to the audit committee pursuant to our procedures for complaints regarding accounting and auditing matters.

Corporate Governance Principles and Code of Ethics and Conduct

Our board of directors has adopted corporate governance principles. These principles address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a written code of ethics and conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of our corporate governance principles and code of ethics and conduct are available on our website, www.ramed.com, under the Investor Relations tab under Governance, then Governance Documents. If we make any substantive amendments to, or grant any waivers from, the code of ethics and conduct for any officer or director, we will disclose the nature of such amendment or waiver on our website.

Director Compensation

In connection with our initial public offering, our board of directors retained Compensia, a national compensation consultant, to provide our board of directors with an analysis of market data compiled from certain comparable public companies and assistance in determining compensation of directors. Our board of directors adopted our Outside Director Compensation Policy which currently provides that each non-employee director is entitled to receive the following cash compensation for their services:

•	$40,000 retainer per year for each non-employee director;
•	$40,000 retainer per year for service as non-employee chairman of the board of directors;
•	$30,000 retainer per year for service as lead non-employee director;
•	$20,000 retainer per year for the chairman of the audit committee or $10,000 retainer per year for each other member of the audit committee;
•	$15,000 retainer per year for the chairman of the compensation committee or $7,000 retainer per year for each other member of the compensation committee; and
•	$8,500 retainer per year for the chairman of the nominating and corporate governance committee or $4,500 retainer per year for each other member of the nominating and corporate governance committee.

Each non-employee director may also elect to receive all or part of his or her cash retainer payments in the form of restricted stock  granted under our 2018 Equity Incentive Plan, referred to as “retainer stock.” Elections to convert a cash retainer payment into retainer stock, referred to as “retainer stock elections,” must generally be made on or prior to December 31 of the year prior to the year in which the cash retainer payment is scheduled to be paid, or such earlier deadline as established by our board of directors or compensation committee, and is subject to a maximum of 4,000 shares per director, with the remainder of his or her cash payments made in cash. Each individual who first becomes a non-employee director is permitted to elect to convert cash retainer payments payable in the same calendar year into retainer stock, referred to as an “initial retainer election,” provided that the retainer stock election is made prior to the date the individual becomes a non-employee director. The number of shares subject to a retainer election will be equal to the quotient of (i) the dollar value of the aggregate retainer cash payments that the non-employee director elects to forego over the course of a specified period covered by a retainer option election in favor of receiving a retainer option divided by (ii) the grant date value (calculated in accordance with the Black-Scholes option valuation methodology, or such other methodology as our board of directors or the compensation committee may determine) of  retainer stock, provided that the number of shares covered by such retainer election shall be rounded down to the nearest whole share. Retainer stock generally vests over one year at the rate of 25% each calendar quarter, subject to the non-employee director’s continued service as a director through each vesting date, provided that retainer stock granted pursuant to an initial retainer election will vest at the rate of 25%, 33%, 50% or 100% each calendar quarter depending on whether the date of the applicable non-employee director’s election or appointment to our board of directors occurs during the first, second, third or fourth quarter of the applicable calendar year.  For the calendar year 2020, all current outside directors who were eligible to make such election chose to take the maximum annual amount of their annual retainer payments in stock.

In addition to the cash compensation structure described above, our Outside Director Compensation Policy provides the following equity incentive compensation program for non-employee directors. Each non-employee director who first joins us (other than a director who becomes a non-employee director as a result of terminating employment with us) is eligible to be granted on the first trading date on or after his or her start date as a non-employee director a one-time, initial restricted stock unit award with a value of $140,000. Ms. Stafslien was awarded 1,000 restricted stock units upon joining the Board in April 2020 and Ms. Meline was awarded 4,000 restricted stock units upon joining the Board in 2021 in lieu of the $140,000 value award.   Further, on the date of each of our annual stockholder meetings, each non-employee director who is continuing as a director following our annual stockholder meeting automatically will be granted an annual restricted stock unit award with a value of $100,000. For 2020, each outside director was awarded 4,000 shares of restricted stock in lieu of the $100,000 value award.  Unless otherwise determined by our board of directors or our compensation committee, the number of restricted stock units subject to such awards will be determined based on the per share fair market value of our common stock on the applicable grant date. Each initial restricted stock unit award vests as to 1/3rd of the award on each of the first three anniversaries of the date the director’s service as a non-employee director started, subject to continued service through each relevant vesting date. Each annual restricted stock unit award will vest as to 100% of the underlying shares on the earlier of the one-year anniversary of the award’s grant date or the day before the date of our annual stockholder meeting next following the award’s grant date, subject to continued service through such date. In the event of a change in control of our company, all equity awards granted to a non-employee director (including those granted pursuant to our Outside Director Compensation Policy) will fully vest and become immediately exercisable, subject to continued service through such date.

For compensation awarded following our initial public offering, in any fiscal year, a non-employee director may be paid, issued or granted cash compensation and equity awards with a total value of no greater than $500,000 (with the value of an equity award based on its grant date fair value for purposes of this limit), or the annual director limit. Equity awards or cash compensation granted to a non-employee director while he or she was an employee or consultant (other than a non-employee director) will not count toward the annual director limit.

Our Outside Director Compensation Policy also provides for the reimbursement of our non-employee directors for reasonable, customary and documented travel expenses to attend meetings of our board of directors and committees of our board of directors.

Compensation for our non-employee directors is not limited to the equity awards and payments set forth in our Outside Director Compensation Policy. Our non-employee directors remain eligible to receive equity awards and cash or other compensation outside of the Outside Director Compensation Policy, as may be provided from time to time at the discretion of our board of directors.

2020 Director Compensation Table

The following table sets forth information regarding compensation earned or paid to our directors during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Martin Colombatto (2)	43,813	58,990	102,803
Maurice Buchbinder (3)	34,773	—	34,773
William R. Enquist, Jr. (4)	—	54,956	54,956
Richard Mejia, Jr. (5)	7,999	58,990	66,989
Mark E. Saad (6)	—	58,721	58,721
Joan Stafslien (7)	30,642	56,135	86,777

(1)

Amounts represent the aggregate grant date fair value of the awards calculated in accordance with Financial Accounting Standards Board ASC Topic 718, Stock Compensation, without regard to estimated forfeitures. See

Note 13 of the notes to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2020 for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our awards.

(2)	Mr. Colombatto had 3,680 options to purchase shares of our common stock outstanding, 2,739 restricted stock units and 4,000 restricted stock awards outstanding as of December 31, 2020.
(3)

Dr. Buchbinder was a member of our Board of Directors until October 12, 2020. Dr. Buchbinder had 1,680 options to purchase shares of our common stock outstanding and 2,630 restricted stock units outstanding as of December 31, 2020.

(4)	Mr. Enquist had 1,746 options to purchase shares of our common stock outstanding, 1,523 restricted stock units and 4,000 restricted stock awards outstanding as of December 31, 2020.
(5)	Mr. Mejia had 2,000 options to purchase shares of our common stock outstanding, 1,523 restricted stock units and 4,000 restricted stock awards outstanding as of December 31, 2020.
(6)	Mr. Saad had 1,983 options to purchase shares of our common stock outstanding, 1,523 restricted stock units and 4,000 restricted stock awards outstanding as of December 31, 2020.
(7)	Ms. Stafslien had no options to purchase shares of our common stock outstanding, 1,000 restricted stock units and 4,000 restricted stock awards outstanding as of December 31, 2020.

See “Executive Compensation” for information about the compensation of directors who are also executive officers.

PROPOSAL NUMBER 1

ELECTION OF CLASS III DIRECTORS

Our board of directors is currently composed of seven (7) directors, of which six (6) directors are “independent” under NYSE American listing standards. In accordance with our certificate of incorporation, our Board is divided into three classes with staggered three-year terms. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in control of our company.

At the annual meeting, two (2) Class III directors will be elected to our board of directors by the holders of our common stock to serve for three-year terms expiring at the 2024 annual meeting of stockholders. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal.

Nominees for Director

Our board of directors has nominated, William R. Enquist, Jr. and Richard Mejia, Jr., each a current director, as nominees for reelection to our board of directors at the annual meeting as Class III directors. If elected, each of the aforementioned nominees will serve as a Class III director until the 2024 annual meeting or until his or her respective successor is duly elected and qualified. For more information concerning the nominees, please see the section entitled “Board of Directors and Corporate Governance.”

Messrs. Enquist and Mejia have each agreed to serve, if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee who may be proposed by the nominating and corporate governance committee and designated by the present board of directors to fill the vacancy.

Required Vote

The Class III directors elected to the board of directors will be elected by a plurality of the voting power of shares present in person or represented by proxy and entitled to vote on the election of directors. In other words, the two nominees receiving the highest number of “FOR” votes will be elected as Class III directors. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of William R. Enquist, Jr. and Richard Mejia, Jr. Broker non-votes will have no effect on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the election of each of the two (2) nominees to the board of directors as Class III directors to serve for three year terms.

PROPOSAL NUMBER 2

APPROVAL OF AMENDMENT TO THE COMPANY’S 2018 EQUITY INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2018 Equity Incentive Plan, or the 2018 Equity Incentive Plan, which (i) would increase the number of shares of common stock reserved for issuance under the 2018 Equity Incentive Plan by 270,000 shares, and (ii) modify the “evergreen” provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2022, the number of shares reserved for issuance under such plan will increase by 5% of the number of outstanding shares of common stock on such date or such lesser amount as the Board may determine. A copy of the 2018 Equity Incentive Plan, as amended by this proposal, is set forth in this proxy statement as Appendix A.

We believe that long-term incentive compensation programs align the interests of management, employees and stockholders to create long-term stockholder value. We believe that the Plan increases the Company’s ability to achieve this objective by allowing for several different forms of long-term incentive awards, which we believe will help us recruit, reward, motivate and retain talented personnel. All of our outstanding stock options currently have exercise prices significantly higher than our market price, and therefore may not serve as an adequate retention tool for our existing employees. In addition, in order to achieve our business objectives, we are dependent on attracting and retaining talented executives and employees. We believe that granting equity awards serve as an important recruiting and retention tool. Also, given our limited cash resources, we believe that granting equity allows us to use our existing cash for vital business purposes.

If our stockholders approve the amendment, the total number of shares of our common stock that will be reserved for issuance under the 2018 Equity Incentive Plan will be 421,688 (representing approximately 13% of our outstanding common stock as of April 9, 2021) plus any additional shares added pursuant to expiration, termination or forfeiture of outstanding awards under the Stock Compensation Plan (the “Compensation Plan”), pursuant to the 2018 Equity Incentive Plan’s terms following April 9, 2021. Our compensation committee and our board of directors considered the following when determining the number of shares to reserve for issuance under the 2018 Equity Incentive Plan:

Number of Shares Remaining under the 2018 Equity Incentive Plan. As of April 9, 2021, the number of shares that remained available for issuance under the 2018 Equity Incentive Plan was 151,688 shares plus any shares subject to outstanding equity awards granted under our 2018 Equity Incentive Plan or the Compensation Plan that return or are added to the 2018 Equity Incentive Plan due to expiration, termination or forfeiture thereof pursuant to the 2018 Equity Incentive Plan’s terms. Any shares made subject to new awards granted under the 2018 Equity Incentive Plan between April 9, 2021, and the date the amendment to the 2018 Equity Incentive Plan is approved by our stockholders will reduce the shares available for issuance under the 2018 Equity Incentive Plan. As of April 9, 2021, options to purchase an aggregate of 57,978 shares of the Company’s common stock were outstanding under the 2018 Equity Incentive Plan, with a weighted average exercise price of $30.54 per share and a weighted average remaining contractual life of 8.32 years, and options to purchase an aggregate of 59,423 shares of the Company’s common stock were outstanding under the Compensation Plan, with a weighted average exercise price of $723.50 per share and a weighted average remaining contractual life of 4.56 years. In addition, as of April 9, 2021, a total of 32,711 restricted stock units were outstanding under the 2018 Equity Incentive Plan with a weighted average remaining vesting period of 1.55 years, and a total of zero restricted stock units were outstanding under the Compensation Plan.

Overhang. As of April 9, 2021, 90,689 shares of common stock were subject to equity awards under our 2018 Equity Incentive Plan, 59,423 shares of common stock were subject to equity awards under our Compensation Plan, and 151,688 shares of common stock were available for future grant under the 2018 Equity Incentive Plan (excluding the 270,000 shares discussed in this proposal and subject to approval at the Annual Meeting).

Historical Grant Practices. Our compensation committee and our board of directors considered the number of equity awards that we granted since our initial public offering. Since our initial public offering, which was completed in September 2018, we granted equity awards representing a total of 451,347 shares under the 2018 Equity Incentive Plan.

External Factors. In determining the number of shares to request for approval under the 2018 Equity Incentive Plan amendment, our compensation committee and our board of directors also considered various other factors, including our current stock price, prior grants made to our employees, and guidance from our compensation committee’s independent compensation consultant.

After consideration of these factors, our compensation committee approved adding a 270,000 share reserve and removing of the cap on the evergreen increase would be appropriate to allow us to continue to grant equity-based compensation at levels we deem appropriate for the next two years. If stockholders do not approve the proposed 270,000 share increase and removal of the cap on the evergreen increase, in order to remain competitive in hiring and retaining high quality employees, it may become necessary to replace components of compensation previously awarded in equity with cash. Increasing cash compensation to make up for any shortfall in equity compensation is potentially impractical or inadvisable because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and stockholders’ interests. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase operating expenses and increase the negative cash flow from both operations, which could adversely affect both  business results and the business strategy, including the research and development of innovative new products.

Summary of the 2018 Equity Incentive Plan

Our board of directors adopted the 2018 Equity Incentive Plan in connection with the Company’s 2018 initial public offering (“Initial Public Offering”). Our 2018 Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, or Code, to our employees and any of our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and our parent and subsidiary corporations’ employees and consultants. As of April 9, 2021, we had 6 non-employee directors and 84 employees, including our employee director.

Authorized Shares.  Subject to the adjustment provisions contained in the 2018 Equity Incentive Plan and the automatic increase section set forth in Section 3(b) of the Plan, a total of 151,688 shares of our common stock are currently reserved for issuance pursuant to our 2018 Equity Incentive Plan, which includes 26,971 shares added to the 2018 Equity Incentive Plan from our Compensation Plan as of April 9, 2021, plus any shares subject to stock options or similar awards granted under the Compensation Plan that expire or otherwise terminate without having been exercised in full and shares issued pursuant to awards granted under the Compensation Plan that are forfeited to or repurchased by the Company (provided that the maximum number of shares that may be added to the 2018 Equity Incentive Plan pursuant to shares originally reserved under the Compensation Plan is 132,000 shares). If this amendment is approved by our stockholders, a total of 421,688 shares of our common stock will be reserved for issuance pursuant to the 2018 Equity Incentive Plan, plus any additional shares added pursuant to outstanding awards under the Compensation Plan and the 2018 Equity Incentive Plan’s terms following April 9, 2021.

The number of shares available for issuance under our 2018 Equity Incentive Plan also includes an annual increase on the first day of each fiscal year, equal to the least of:

•	65,285 shares;
•	five percent (5%) of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year; or
•	such other amount as our board of directors may determine.

If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by us due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2018 Equity Incentive Plan (unless the 2018 Equity Incentive Plan has terminated). With respect to stock appreciation rights, only the net shares actually issued will cease to be available under the 2018 Equity Incentive Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2018 Equity Incentive Plan (unless the 2018 Equity Incentive Plan has terminated). Shares that have actually been issued under the 2018 Equity Incentive Plan will not be returned to the 2018 Equity Incentive Plan, except if shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by or forfeited to us, such shares will become available for future grant under the 2018 Equity Incentive Plan. Shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2018 Equity Incentive Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2018 Equity Incentive Plan.

Plan Administration.   Our board of directors or one or more committees appointed by our board of directors administers our 2018 Equity Incentive Plan. The compensation committee of our board of directors administers our 2018 Equity Incentive Plan. In addition, if we determine it is desirable to qualify transactions under our 2018 Equity Incentive Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our 2018 Equity Incentive Plan, the administrator has the power to administer our 2018 Equity Incentive Plan and make all determinations deemed necessary or advisable for administering the 2018 Equity Incentive Plan, including but not limited to, the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2018 Equity Incentive Plan, determine the terms and conditions of awards (including, but not limited to, the exercise price, the time or times at which awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of our 2018 Equity Incentive Plan and awards granted under it, prescribe, amend and rescind rules relating to our 2018 Equity Incentive Plan, including creating sub-plans, modify or amend each award, including but not limited to the discretionary authority to extend the post-termination exercisability period of awards, and allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type, which may have a higher or lower exercise price and/or different terms, awards of a different type and/or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Stock Options.  Stock options may be granted under our 2018 Equity Incentive Plan. The exercise price of options granted under our 2018 Equity Incentive Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of our (or any parent or subsidiary of ours) outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for 12 months following the termination of service. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option, however, may not be exercised later than the expiration of its term. Subject to the provisions of our 2018 Equity Incentive Plan, the administrator determines the other terms of options.

Stock Appreciation Rights.    Stock appreciation rights may be granted under our 2018 Equity Incentive Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for 12 months following the termination of service. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2018 Equity Incentive Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock.    Restricted stock may be granted under our 2018 Equity Incentive Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2018 Equity Incentive Plan, will determine the terms and conditions of such awards. The administrator may impose whatever vesting conditions it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), except the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of shares of restricted stock will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units.    Restricted stock units may be granted under our 2018 Equity Incentive Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2018 Equity Incentive Plan, the administrator determines the terms and conditions of restricted stock units, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned restricted stock units in the form of cash, in shares or in some combination thereof. In addition, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Units and Performance Shares.    Performance units and performance shares may be granted under our 2018 Equity Incentive Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance objectives established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or performance shares. Performance units will have an initial value established by the administrator on or prior to the grant date. Performance shares will have an initial value equal to the fair market value of our common stock on the grant date. The administrator, in its sole discretion, may payout earned performance units or performance shares in cash, shares or in some combination thereof.

Outside Directors.    All outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under our 2018 Equity Incentive Plan. Our 2018 Equity Incentive Plan provides that in any given fiscal year, an outside director will not be granted cash compensation and equity awards with an aggregate value greater than $500,000 (with the value of each equity award based on its grant date fair value as determined according to U.S. GAAP). Any cash compensation paid or awards granted to an individual for his or her services as an employee or consultant (other than as an outside director) will not count toward this limit.

Non-Transferability of Awards.    Unless the administrator provides otherwise, our 2018 Equity Incentive Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments.    In the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of our shares or other securities, or other change in our corporate structure affecting our shares, to prevent diminution or enlargement of the benefits or potential benefits available under our 2018 Equity Incentive Plan, the administrator will adjust the number and class of shares that may be delivered under our 2018 Equity Incentive Plan and/or the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in our 2018 Equity Incentive Plan.

Dissolution or Liquidation.    In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and, to the extent not exercised, all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control.    Our 2018 Equity Incentive Plan provides that in the event of a merger or change in control, as defined under our 2018 Equity Incentive Plan, each outstanding award will be treated as the administrator determines, without a participant’s consent. The administrator is not required to treat all awards, all awards held by a participant or all awards of the same type similarly.

If a successor corporation does not assume or substitute for any outstanding award, then the participant will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, all restrictions on restricted stock and restricted stock units will lapse, and for awards with performance-based vesting, unless specifically provided for otherwise under the applicable award agreement or other agreement or policy applicable to the participant, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. If an option or stock appreciation right is not assumed or substituted in the event of a change in control, the administrator will notify the participant in writing or electronically that such option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, in the event of a change in control, the outside director will fully vest in and have the right to exercise all of his or her outstanding options and stock appreciation rights, all restrictions on restricted stock and restricted stock units will lapse and, for awards with performance-based vesting, unless specifically provided for otherwise under the applicable award agreement or other agreement or policy applicable to the participant, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Clawback.    Awards will be subject to any clawback policy of ours, and the administrator also may specify in an award agreement that the participant’s rights, payments, and/or benefits with respect to an award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events. Our board of directors may require a participant to forfeit, return, or reimburse us all or a portion of the award and/or shares issued under the award, any amounts paid under the award, and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment; Termination.    The administrator has the authority to amend, alter, suspend or terminate our 2018 Equity Incentive Plan, provided such action does not materially impair the rights of any participant. Our 2018 Equity Incentive Plan automatically will terminate in 2028, unless we terminate it sooner.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2018 Equity Incentive Plan. The summary is based on existing U.S. laws and regulations as of July 1, 2020 and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options.

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a gain (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes of the alternative minimum tax rules.

Nonstatutory Stock Options.

A participant generally recognizes no taxable income as a result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights.

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares will be taxed as capital gain or loss.

Restricted Stock Awards.

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Internal Revenue Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty (30) days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards.

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received will be taxed as capital gain or loss.

Performance Shares and Performance Unit Awards.

A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A.

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2018 Equity Incentive Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company.

We generally will be entitled to a tax deduction in connection with an award under the 2018 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND RA MEDICAL SYSTEMS, INC. WITH RESPECT TO AWARDS UNDER THE 2018 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Number of Awards Granted to Employees, Consultants and Directors

The number of awards that an employee, director, or consultant may receive under the 2018 Equity Incentive Plan is in the discretion of the administrator and therefore cannot be determined in advance. As of April 9, 2021, the fair market value of the Company’s common stock was $4.73 per share. The following table sets forth the aggregate number of awards granted under our 2018 Plan during the year ended December 31, 2020 to each of our named executive officers, our executive officers, as a group; directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

Name of Individual or Group	Number of Shares Subject to Options Granted	Average Per Share Exercise Price of Options Granted	Number of Shares Subject to Stock Awards Granted	Dollar Value of Shares Subject to Stock Awards Granted(1)
Jonathan Will McGuire, Chief Executive Officer	—	—	104,254	$481,653
Andrew Jackson, Chief Financial Officer (and previously Interim Chief Executive Officer)	—	—	35,276	$162,975
Daniel Horwood, General Counsel and Secretary	—	—	19,591	$90,510
All executive officers, as a group	—	—	159,121	$735,138
All directors who are not executive officers, as a group	7,729	$29.95	21,000	$165,175
All employees who are not executive officers, as a group	4,000	$33.00	138,059	$812,166

(1)	Reflects the aggregate dollar value of awards computed in accordance with accounting principles generally accepted in the United States of America.

Required Vote

Approval of the amendment of the Company’s 2018 Equity Incentive Plan requires the affirmative “FOR” vote of a majority of the shares present live via the internet or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the approval of the amendment of the Company’s 2018 Equity Incentive Plan.

PROPOSAL NUMBER 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, stockholders are being asked to ratify the appointment of Haskell & White LLP, or Haskell & White, as our independent registered public accounting firm for our fiscal year ending December 31, 2021.  Stockholder ratification of the appointment of Haskell & White is not required by our bylaws or other applicable legal requirements. However, our board is submitting the appointment of Haskell & White to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified by our stockholders, our audit committee may reconsider whether it should appoint another independent registered public accounting firm. A representative of Haskell & White is expected to attend the annual meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.

Change of Independent Registered Public Accounting Firm

On April 2, 2021, following an evaluation of audit fees and costs and at the direction of our audit committee, we chose not to renew the engagement of Deloitte & Touche LLP, or Deloitte & Touche, which was then serving as the Company’s independent registered public accounting firm. We notified Deloitte & Touche on April 2, 2021 that it would be dismissed as our independent registered public accounting firm, effective immediately. The decision to change independent registered public accounting firms was approved by the audit committee.

Deloitte & Touche’s reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2020 and 2019 and the subsequent interim period through April 2, 2021, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act, or Regulation S-K, and the related instructions thereto, with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except for the going concern qualification contained in Deloitte & Touche’s audit reports for the years ended December 31, 2020 and December 31, 2019.

On April 2, 2021, the audit committee approved the appointment of Haskell & White as the Company’s new independent registered public accounting firm, effective upon dismissal of Deloitte and Touche on April 2, 2021. During the fiscal years ended December 31, 2020 and 2019 and the subsequent interim period through April 2, 2021, neither we nor anyone acting on our behalf consulted with Haskell & White regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

The following table represents aggregate fees for services provided to us in the fiscal years ended December 31, 2020 and 2019 by Deloitte & Touche, our independent registered public accounting firm. Following the creation of our audit committee in 2018, all fees paid to the independent registered public accounting firm were pre-approved by the audit committee:

	Fiscal Year ended
	2020	2019
Audit Fees(1)	$746,127	$925,105
Audit-Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees(3)	—	—
Total Fees	$746,127	$925,105

(1)

“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements for those fiscal years. Fees billed for 2020 also included fees billed for professional services rendered in connection with our Forms S-1 and S-8 registration statements.

(2)	“Tax Fees” consist of permissible tax compliance and tax advisory service fees. Deloitte & Touche LLP did not bill us for any tax fees for the years ended December 31, 2020 and December 31, 2019.
(3)

“All Other Fees” consist of fees billed for services other than the services reported in Audit Fees and Tax Fees. Deloitte & Touche LLP did not bill us for any other fees for the years ended December 31, 2020 and December 31, 2019.

Auditor Independence

In 2020, there were no other professional services provided by Deloitte & Touche that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte & Touche.

Pre-Approval Policy

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants and the related estimated fees. These services may include audit services, audit-related services, tax services and other services. Our audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. Following the creation of our audit committee in 2018, all of the services of Deloitte & Touche for 2019 and 2020 described above were pre-approved by our audit committee.

Required Vote

Ratification of the appointment of Haskell & White as our independent registered public accounting firm for the year ending December 31, 2021 requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the ratification of the appointment of Haskell & White as our independent registered public accounting firm for the year ending December 31, 2021.

***

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the NYSE American and rules and regulations of the SEC. The audit committee serves as the representative of the Board with respect to its oversight of:

o	our accounting and financial reporting processes and controls and the audit of our financial statements;
o	the integrity of our financial statements;
o	our compliance with legal and regulatory requirements and efficacy of and compliance with our corporate policies;
o	inquiring about significant risks, reviewing our policies for risk assessment and risk management, and assessing the steps management has taken to control these risks; and
o	the independent registered public accounting firm’s appointment, qualifications and independence.

The audit committee also reviews the performance of our independent registered public accounting firm, Deloitte & Touche LLP, including the qualifications and performance of the lead partner, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews and preapproves the independent registered public accounting firm’s audit and non-audit fees.

The members of the audit committee are currently Richard Mejia, Jr. (chair), Mark E. Saad and Joan Stafslien. Each of the members of the Audit Committee is an “independent director” as currently defined in the applicable New York Stock Exchange and U.S. Securities and Exchange Commission (“SEC”) rules. The Board of Directors has also determined that Mr. Mejia is an “audit committee financial expert” as described in applicable rules and regulations of the SEC.

In fulfilling its oversight responsibilities, the audit committee meets at least quarterly and provides our Board such information and materials as it may deem necessary to make our Board aware of financial matters requiring the attention of our Board. The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm. The audit committee also reviewed and discussed the audited financial statements in our 2020 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The audit committee reports on these meetings to our Board.

The audit committee has reviewed and discussed the Company’s audited financial statements with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The audit committee has discussed with Deloitte the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees).

The audit committee has received and reviewed the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the audit committee concerning independence, and has discussed with Deloitte its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the audit committee of the board of directors:

Richard Mejia, Jr. (Chair)
Mark E. Saad

Joan Stafslien

The information contained in the above Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Ra Medical Systems, Inc., or the Company, specifically incorporates it by reference in such filing.

EXECUTIVE OFFICERS

The names of our executive officers and key employees, their ages, their positions with the Company and other biographical information as of April 9, 2021 are set forth below. There are currently no family relationships among any of our directors or executive officers. For a description of the prior family relationships among our directors or executive officers, see the section entitled “Certain Relationships and Related Party Transactions: Certain Family Relationships.”

Name	Age	Position
Jonathan Will McGuire	58	Chief Executive Officer
Andrew Jackson	52	Chief Financial Officer
Daniel Horwood	47	General Counsel and Secretary

Jonathan Will McGuire.  Please see the biographical information above in the section entitled “Board of Directors and Corporate Governance – Nominees for Director.”

Andrew Jackson has served as our Chief Financial Officer since April 2018. From October 2016 to April 2018, he was Chief Financial Officer for AltheaDx, Inc, a molecular diagnostics company specializing in precision medicine. From March 2014 to March 2016, Mr. Jackson held senior financial positions, including Chief Financial Officer, at Celladon Corporation, a publicly-traded, clinical stage biotechnology company. From April 2013 to March 2014 he held senior financial positions at Sapphire Energy, an industrial biotechnology company. Mr. Jackson received a MSBA in Finance in December 2006 from San Diego State University and a BSB in Accounting in June 1992 from the University of Minnesota. Mr. Jackson is also a certified public accountant (inactive).

Daniel Horwood has served as our General Counsel since October 2018 and as our Secretary since December 2018. From April 2018 until October 2018, Mr. Horwood served as Corporate Counsel to Teradata Corporation, a data and analytics, cloud analytics and consulting company. Mr. Horwood was Counsel at Wilson Sonsini Goodrich & Rosati, P.C. from November 2014 through April 2018, advising life sciences and technology companies on public offerings, private financing, mergers and acquisitions, securities compliance, public company reporting and corporate governance. Mr. Horwood began his legal career at the United States Securities and Exchange Commission, where he served as Special Counsel in the Division of Corporation Finance. Mr. Horwood received a B.A. from Connecticut College and a J.D. from the University of Pennsylvania.

EXECUTIVE COMPENSATION

Processes and Procedures for Executive Compensation

Our compensation committee assists the board in discharging the board’s responsibilities relating to oversight of the compensation of our chief executive officer and our other executive officers, including reviewing and making recommendations to the board with respect to the compensation, plans, policies and programs for our chief executive officer and our other executive officers and administering our equity compensation plans for our executive officers and employees.

Our compensation committee annually reviews the compensation, plans, policies and programs for our chief executive officer and our other executive officers. In connection therewith, our compensation committee considers, among other things, each executive officer’s performance in light of established individual and corporate goals and objectives and the recommendations of our chief executive officer. In particular, our compensation committee considers the recommendations of our chief executive officer when reviewing base salary and incentive performance compensation levels of our executive officers and when setting specific individual and corporate performance targets under our annual incentive bonus plan for our executive officers. While our chief executive officer provides input on his compensation, he does not participate in compensation committee or board deliberations regarding his own compensation. Our compensation committee may delegate its authority to a subcommittee, but it may not delegate any power or authority required by agreement, law, regulation or listing standard to be exercised by the compensation committee as a whole.

In April 2018, prior to the establishment of our compensation committee, our board of directors engaged Compensia, Inc., or Compensia, an independent compensation consultant, to provide information, recommendations and other advice relating to director and executive compensation on an ongoing basis.  In January 2021, the compensation committee replaced Compensia with Radford AON to serve as its compensation consultant.  Radford continues to serve at the discretion of our compensation committee.  Radford AON was engaged to assist in helping us determine the appropriate level of overall compensation for our directors and executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our directors and executive officers is competitive and fair.  Our compensation committee assessed the independence of Radford AON taking into account, among other things, the enhanced independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable NYSE American listing standards, and concluded that that there were no conflicts of interest with respect to the work that Radford AON performed for the compensation committee.

Our named executive officers for 2020, which consist of our principal executive officer and our next two most highly compensated executive officers who were officers as of December 31, 2020, were as follows:

•	Will McGuire, Chief Executive Officer;
•	Andrew Jackson, Chief Financial Officer; and
•	Daniel Horwood, General Counsel and Secretary.

Summary Compensation Table

The following table provides information regarding the compensation of our chief executive officer, and each of the next two most highly compensated executive officers during 2020, together referred to as our “named executive officers,” for 2020 and 2019, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards($)(2)	Option Awards($)(3)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)(4)	Total ($)
Jonathan Will McGuire(5)	2020	378,846	50,000	609,153	248,355	329,063	41,568	1,656,985
Chief Executive Officer
Andrew Jackson(6)	2020	385,923	134,415	162,975	—	173,564	17,754	874,631
Chief Financial Officer	2019	384,808	194,805	—	91,385	—	16,575	687,573
Daniel Horwood	2020	328,004	78,678	90,510	—	153,542	16,964	667,698
General Counsel and Secretary	2019	298,275	104,226	—	91,385	—	13,753	507,639

(1)

Amounts in this column relate to: (i) for Mr. McGuire in 2020, a signing bonus of $50,000, and Mr. McGuire received an additional $50,000 in March 2021; (ii) for Mr. Jackson, in 2020, retention bonus payments of $134,415, in 2019, a retention bonus payment of $44,805 and a discretionary bonus payment of $150,000 based on the compensation committee’s evaluation of Mr. Jackson’s performance and our accomplishments during 2019, with reference to Mr. Jackson’s bonus targets; and (iii) for Mr. Horwood, in 2020, retention bonus payments of $78,678, in 2019, a retention bonus of $26,226 and a discretionary bonus payment of $78,000 based on the compensation committee’s evaluation of Mr. Horwood’s performance and our accomplishments during 2019, with reference to Mr. Horwood’s bonus targets.  reflects the aggregate grant date fair value of restricted stock units granted to the named individuals during the corresponding year, computed in accordance with the provisions of ASC Topic 718. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of restricted stock units. The actual value that may be realized is also subject to time-based vesting restrictions that require the named executive officer to continue to provide services to us.

(2)

This column reflects the aggregate grant date fair value of restricted stock units and restricted stock awards granted to the named individuals during the corresponding year, computed in accordance with the provisions of ASC Topic 718. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of restricted stock units. The actual value that may be realized is also subject to time-based vesting restrictions that require the named executive officer to continue to provide services to us.

(3)

This column reflects the aggregate grant date fair value of stock options granted to the named individuals during the corresponding year computed in accordance with the provisions of ASC Topic 718. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. The actual value that may be realized is also subject to time-based vesting restrictions that require the named executive officer to continue to provide services to us.

(4)

This column reflects Company matching contributions to the Named Executive Officers’ 401(k) plans. In addition, for Mr. McGuire, this column reflects amounts paid for a supplemental health insurance plan.

(5)	Mr. McGuire was hired as our Chief Executive Officer effective March 30, 2020.
(6)	Mr. Jackson also served as our Interim Chief Executive Officer from August 11, 2019 through March 29, 2020.

Executive Employment Agreements and Arrangements

Will McGuire

We entered into an offer letter with Mr. McGuire dated March 9, 2020. The offer letter provides for at-will employment. The offer letter provided for an initial base salary $500,000 and eligibility annually for a target cash bonus of 50% of his annual base salary, based on achieving performance objectives established by our board of directors or a committee of our board of directors.  For 2020, his bonus will be prorated based on his length of service and he will be guaranteed a bonus of at least 75% of his prorated annual base salary.  Mr. McGuire also received a signing bonus of $100,000 payable in equal installments within ten business days of his start date and the one-year anniversary of his start date. However, if Mr. McGuire voluntary resigns from the Company for any reason before the two-year anniversary of his start date, Mr. McGuire will be required to repay a pro rata portion of the signing bonus based on his length of service.  Mr. McGuire is also eligible for severance benefits, as more fully described in “Executive Change in Control and Severance Agreements.”

Andrew Jackson

We entered into a confirmatory employment letter with Mr. Jackson dated September 12, 2018, and effective as of the closing of our initial public offering. The confirmatory employment letter has no specific term and provides for at-will employment. The confirmatory employment letter provided for an initial base salary, effective on the closing of our initial public offering, of $348,000 and eligibility annually for a target cash bonus of 50% of his annual base salary, based on achieving performance objectives established by our board of directors or a committee of our board of directors. In connection with his appointment as Interim Chief Executive Officer, on August 11, 2019, the compensation committee also approved an Interim Chief Executive Officer offer letter that includes an additional $6,000 per month stipend amount, less applicable tax withholdings, to Mr. Jackson during the period in which Mr. Jackson serves as Ra Medical’s Interim Chief Executive Officer. This stipend was discontinued in March 2020, when Mr. Jackson no longer served as Interim Chief Executive Officer. Mr. Jackson is also eligible for severance benefits, as more fully described in “Executive Change in Control and Severance Agreements.”

Daniel Horwood

We entered into an offer letter with Mr. Horwood dated October 24, 2018. The offer letter has no specific term and provides for at-will employment. The confirmatory employment letter provided for an initial base salary of $291,000 and eligibility annually for a target cash bonus of 35% of his annual base salary, based on achieving performance objectives established by our board of directors or a committee of our board of directors. Mr. Horwood is also eligible for severance benefits, as more fully described in “Executive Change in Control and Severance Agreements.”

Executive Change in Control and Severance Agreements

Our board of directors has approved a change in control and severance agreement for certain of our executive officers, including our named executive officers, which agreements provide for certain severance and change in control benefits as described below. Each change in control and severance agreement supersedes any prior agreement or arrangement the executive officer may have had with us that provides for severance and/or change in control payments or benefits.

Each change in control and severance agreement has an initial term of three years, starting on the effective date of the agreement. On the third anniversary of the effective date of the agreement (the fifth anniversary in the case of Mr. McGuire), the agreement will renew automatically for additional one year terms unless either party provides the other party with written notice of nonrenewal at least one year prior to the date of automatic renewal. However, if a change in control (as defined in the applicable agreement) occurs when there are fewer than 12 months remaining during the initial term or during an additional term, the term of the change in control and severance agreement will extend automatically through the date that is 12 months following the date of the change in control.

If an executive officer’s employment is terminated outside the period beginning three months before a change in control and ending 12 months following a change in control, or the Change in Control Period either (1) by the Company (or any of its subsidiaries) without “cause” (excluding by reason of death or disability) or (2) by the executive officer for “good reason” (as such terms are defined in the executive officer’s change in control and severance agreement), the executive officer will receive the following benefits if he or she timely signs and does not revoke a release of claims in our favor:

•

a lump-sum payment equal to: (1) 18 months for Mr. McGuire, (2) 12 months for Mr. Jackson and (3) six months for Mr. Horwood, of the executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction);

•

for Mr. McGuire, a lump sum payment equal to the pro-rata amount of the executive’s annual bonus for the fiscal year in which the executive terminates employment, based on actual achievement and pro-rated based on the number of days the executive was employed by the Company during such year; and

•

payment of premiums for coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, for the executive officer and the executive officer’s eligible dependents, if any, for up to: (1) 18 months for Mr. McGuire, (2) 12 months for Mr. Jackson and (3) six months for Mr. Horwood, , or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate or be subject to an excise tax under applicable law.

If, within the Change in Control Period, the executive officer’s employment is terminated either (1) by the Company (or any of its subsidiaries) without cause (excluding by reason of death or disability) or (2) by the executive officer for good reason, the executive officer will receive the following benefits if he or she timely signs and does not revoke a release of claims in our favor.

•

a lump-sum payment equal to: 1) 24 months for Mr. McGuire and 12 months for Messrs. Jackson and Horwood of the executive officer’s annual base salary as in effect immediately prior to such termination (or if such termination is due to a resignation for good reason based on a material reduction in base salary, then as in effect immediately prior to the reduction) or if greater, at the level in effect immediately prior to the change in control);

•

a lump-sum payment equal to: (1) 150% for Mr. McGuire and (2) 100% for Messrs. Jackson and Horwood of the executive officer’s target annual bonus as in effect for the fiscal year in which such termination occurs;

•

payment of premiums for coverage under COBRA for the executive officer and the named executive officer’s eligible dependents, if any, for up to; (1) 24 months for Mr. McGuire and 12 months for Messrs. Jackson and Horwood, or taxable monthly payments for the equivalent period in the event payment of the COBRA premiums would violate or be subject to an excise tax under applicable law; and

•

100% accelerated vesting and exercisability of all outstanding equity awards and, in the case of an equity award with performance-based vesting, all performance goals and other vesting criteria generally will be deemed achieved at target.

If any of the amounts provided for under these change in control and severance agreements or otherwise payable to our named executive officers would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax, the executive officer would be entitled to receive either full payment of benefits under his or her change in control or severance agreement or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the executive officer. The change in control and severance agreements do not require us to provide any tax gross-up payments.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table sets forth certain information concerning outstanding equity awards for our named executive officers at December 31, 2020:

	Option Awards					Stock Awards
Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested($) (1)
Jonathan Will McGuire	3,375	(2)	14,625	$25.50	3/30/2030
Chief Executive Officer						4,375	(3)	$32,506
						104,254	(4)	$774,607
Andrew Jackson	9,667	(5)	1,933	$723.50	6/4/2028
Chief Financial Officer	5,562		—	$30.50	12/3/2029
						35,276	(4)	$262,101
Daniel Horwood	5,562		—	$30.50	12/3/2029
General Counsel and Secretary						369	(6)	$2,742
						19,591	(4)	$145,561

(1)

Market value of the unvested restricted stock units identified in this column is based on a closing price of $7.43 per share of the Company’s common stock as of December 31, 2020. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers.

(2)	One forty-eighth of the shares subject to the option vest monthly after March 30, 2020, subject to continued service.
(3)	Restricted stock award (“RSA”) vests and becomes non-forfeitable in equal installments every six months after November 20, 2020.
(4)

RSAs vest and become non-forfeitable according to the following schedule: 50% of the shares underlying the RSA shall vest and become non-forfeitable as follows: 1/3 of the number of shares will vest on November 20, 2021, and 1/6th of the number of shares will vest on each May 20 and November 20 thereafter, such that 50% of the RSA will be fully vested on November 20, 2023. The remaining 50% of the shares underlying the RSA shall vest and become non-forfeitable upon certain performance milestones being met by November 20, 2021. Vesting is subject to continued service.

(5)	One-third of the shares subject to the option vested on June 4, 2018 and one thirty-sixth of the shares subject to the option shall vest monthly thereafter, in each case subject to continued service.
(6)

Restricted stock units vest according to the following schedule: 1/3 of the total number of shares underlying the RSUs granted vested on November 20, 2019, and 1/6th of the total number of shares underlying the RSUs will vest on each May 20 and November 20 thereafter, in each case subject to continued service.

Perquisites, Health, Welfare and Retirement Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provide a 401(k) savings plan to our employees, including our current named executive officers, as discussed in the section below entitled “401(k) Savings Plan.”

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances and as noted in the Summary Compensation Table above. Our board of directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

401(k) Savings Plan

We maintain a tax-qualified retirement plan that provides eligible employees, including named executive officers, with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Pre-tax and after-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The Company, in its sole discretion, may make certain contributions to the plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all contributions, if any, are deductible by us when made. The Company began matching contributions to this plan for all eligible employees in 2019 when the 401(k) plan was implemented.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of December 31, 2020 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)(c)
Equity compensation plans approved by security holders(2)(3)(4):	124,171	$363.31	110,329
Equity compensation plans not approved by security holders:	18,000	$25.50	9,000
Total	142,171	$320.54	119,329

(1)	The weighted average exercise price is based solely on outstanding options.
(2)	Includes our 2018 Equity Incentive Plan, or 2018 Plan, our 2018 Stock Compensation Plan, or Compensation Plan, and our 2018 Employee Stock Purchase Plan, or ESPP.
(3)

The number of shares reserved for issuance under our 2018 Plan also includes (a) those shares reserved but unissued under the Compensation Plan as of the date of stockholder approval of the 2018 Plan and (b) shares of common stock subject to or issued pursuant to awards granted under the Compensation Plan that, after the date of stockholder approval of the 2018 Plan, expire or otherwise terminate without having been exercised in full or are forfeited to or repurchased by us (provided that the maximum number of shares that may be added to the 2018 Plan pursuant to (a) and (b) is 132,000 shares). The number of shares available for issuance under the Company’s 2018 Plan also includes an annual increase on the first day of each fiscal year beginning with our 2019 fiscal year, equal to the least of i) 65,285 shares; ii) five percent (5%) of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year; or iii) such other amount as our board of directors may determine.

(4)

The number of shares available for issuance under the Company’s ESPP also includes an annual increase on the first day of each fiscal year beginning with our 2019 fiscal year, equal to the least of i) 11,870 shares; ii) one and a quarter percent (1.25%) of the outstanding shares of our common stock as of the last day of the immediately preceding fiscal year; or iii) such other amount as our board of directors may determine.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transactions

The following is a summary of transactions since January 1, 2019 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, promoters or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this proxy statement titled “Executive Compensation.”

Certain Family Relationships

Melissa Burstein, the wife of our former Chief Executive Officer, Dean Irwin, served as Executive Vice President until March 2019, our Vice President until November 2019, and was a member of our board of directors until March 2019. For the year ended December 31, 2019, Ms. Burstein received a salary of $237,561, a $1,500 car allowance, a $1,939 reimbursement for COBRA premiums, $8,882 for a health insurance plan paid for by us on behalf of Ms. Burstein, and a severance payment of $230,000.

Ray Hartman, the brother-in-law of Mark Saad, is a partner of Cooley LLP. For the year ended December 31, 2019, we paid Cooley LLP $403,827 for legal services rendered, in a matter for which Cooley LLP no longer represents us.

Indemnification of Officers and Directors

We have entered, and intend to continue to enter, into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

Policies and Procedures for Transactions with Related Persons

Our audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of our audit committee provides that our audit committee shall review and approve or disapprove in advance any related party transaction.

Our board of directors and audit committee have adopted a formal written policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of any of the foregoing persons, are not permitted to enter into any transaction with us for which disclosure would be required under Item 404 of Regulation S-K, referred to as a related person transaction, without the review and approval or ratification of our audit committee, or other independent members of our board of directors if it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any related person transaction must be presented to our audit committee for review, consideration and approval or ratification. In approving or rejecting any such related person transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 9, 2021 by:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of 3,255,980 shares of our common stock outstanding as of April 9, 2021.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to: (i) the exercise of stock options that are either immediately exercisable or exercisable on or before June 8, 2021, which is 60 days after April 9, 2021 (ii) RSUs held by that person that will vest within 60 days of April 9, 2021 and (iii) outstanding warrants to purchase common stock held by that person that is either immediately exercisable or exercisable on or before June 8, 2021, which is 60 days after April 9, 2021. These shares are deemed to be outstanding and beneficially owned by the person holding those options and warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o Ra Medical Systems, Inc., 2070 Las Palmas Drive, Carlsbad, California 92011. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

	Number of Shares of Common Stock Beneficially Owned	Percentage of Stock Beneficially Owned
5% Stockholders:
Royce & Associates, LP (1)	302,583	9.3%
Laurence W. Lytton (2)	240,952	7.4%
Directors and Named Executive Officers:
Jonathan Will McGuire (3)	115,488	3.5%
Andrew Jackson (4)	55,046	1.7%
Daniel Horwood (5)	27,490	*
Martin Colombatto (6)	30,510	*
William R. Enquist, Jr. (7)	21,666	*
Richard Mejia, Jr. (8)	19,837	*
Susanne Meline (9)	119,267	3.6%
Mark E. Saad (10)	15,624	*
Joan Stafslien (11)	8,410	*
All directors and executive officers as a group (9 persons)(12)	413,338	12.3%

(1)

Based solely on the most recently available Schedule 13G filed with the SEC on March 5, 2021 reporting beneficial ownership as of March 5, 2021. Royce & Associates, LP (“RALP”), a registered investment adviser, is an indirect majority owned subsidiary of Franklin Resources, Inc. (“FRI”) and is the beneficial owner of the shares listed above as the result of acting as investment adviser to its clients. The Schedule 13G indicates that Charles B. Johnson and Rupert H. Johnson, Jr. (the "Principal Shareholders") each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. However, because RALP exercises voting and investment powers on behalf of its investment management clients independently of FRI affiliates, the Schedule 13G states that beneficial ownership of the securities reported by RALP is not attributed to the Principal Shareholders, and that RALP believes that it is not a “group” with FRI affiliates, the Principal Shareholders, or their respective affiliates. The address of Royce & Associates, LP is 745 Fifth Avenue, New York, NY 10151.

(2)

Based solely on the most recently available Schedule 13G filed with the SEC on February 16, 2021 reporting beneficial ownership as of December 31, 2020. The address of Laurence W. Lytton is 467 Central Park West, New York, NY 10025.

(3)	Includes 5,250 shares of common stock subject to options and 400 shares of common stock subject to warrants, in each case exercisable within 60 days of April 9, 2021.
(4)	Includes 17,162 shares of common stock subject to options and 400 shares of common stock subject to warrants, in each case exercisable within 60 days of April 9, 2021.
(5)	Includes 5,562 shares of common stock subject to options and 400 shares of common stock subject to warrants, in each case exercisable within 60 days of April 9, 2021.
(6)

Includes (i) 3,680 shares of common stock subject to options exercisable within 60 days of April 9, 2021; and (ii) 1,500 shares held of record by M. Colombatto Trust. Martin Colombatto, a member of our board of directors, serves as trustee of the M. Colombatto Trust.

(7)

Includes (i) 1,746 shares of common stock subject to options exercisable within 60 days of April 9, 2021; and (ii) 5,263 shares held of record by the Enquist Family Trust UAD 12/13/1990. William R. Enquist, Jr., a member of our board of directors, serves as trustee of the Enquist Family Trust.

(8)	Includes 2,000 shares of common stock subject to options exercisable within 60 days of April 9, 2021.
(9)

Includes (i) 77,459 shares of common stock subject to warrants exercisable within 60 days of April 9, 2021 held of record by Catalysis Partners (“CP”), and (ii) 40,000 shares owned by held of record by CP. Ms. Meline has an investment interest in CP through her IRA and, together with an immediate family member, owns a controlling interest in Francis Capital Management, LLC, which also has an investment interest in CP and serves as both its Managing Member and Investment Manager. Ms. Meline disclaims beneficial interest of these securities except to the extent of her pecuniary interest therein.

(10)	Includes 1,983 shares of common stock subject to options exercisable within 60 days of April 9, 2021.
(11)

Includes 4,410 shares held of record by Thomas & Joan Stafslien Family B Trust dated 6/17/1997. Joan Stafslien, a member of our board of directors, serves as trustee of the Thomas & Joan Stafslien Family B Trust.

(12)	Includes 37,383 shares of common stock subject to options and 78,659 warrants, in each case exercisable within 60 days of April 9, 2021.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms, and written representations that we have received from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2020.

Fiscal Year 2020 Annual Report

Our financial statements for our fiscal year ended December 31, 2020 are included in our 2020 Annual Report on Form 10-K filed with the Securities and Exchange Commission, or the SEC, on March 17, 2021, or our Annual Report, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our Annual Report are posted on our website, www.ramed.com, under the investors tab and at the website of the SEC, at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Ra Medical Systems, Inc., 2070 Las Palmas Drive, Carlsbad, California 92011, Attention: Corporate Secretary.

Company Website

We maintain a website at www.ramed.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing Ra Medical Systems’ filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSALS OF STOCKHOLDERS FOR 2022 ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary so that they are received at our principal executive offices not later than the close of business (5:30 p.m. Pacific Time) on December 31, 2021.  In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before our 2022 annual meeting of stockholders, the stockholder must have given timely notice of such proposal or nomination, in proper written form. To be timely for our 2022 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than 45 days and not more than 75 days before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any written notice given by a stockholder pursuant to these provisions of our bylaws must be received by our corporate secretary at our principal executive offices:

•	not earlier than February 14, 2022, and
•	not later than March 16, 2022.

In the event that we hold our 2022 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary date of the 2021 annual meeting, then such written notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting, or
•	the 10th day following the day on which public announcement of the date of such meeting is first made.

To be in proper written form, a stockholder’s notice and/or proposals must include the specified information concerning the proposal or nominee as described in our bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices and/or proposals should be addressed to:

Ra Medical Systems, Inc.

Attention: Corporate Secretary

2070 Las Palmas Drive

Carlsbad, California 92011

Tel: (760) 804-1648

For information on how to access our bylaws, please see the section entitled “Availability of Bylaws,” and for additional information regarding stockholder recommendations for director candidates, please see the section entitled “Board of Directors and Corporate Governance – Stockholder Recommendations for Nominations to our Board of Directors.”

*********

We know of no other matters to be submitted at the 2021 annual meeting. If any other matters properly come before the 2021 annual meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the 2021 annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

Carlsbad, California

April 23, 2021

APPENDIX A

RA MEDICAL SYSTEMS, INC.

2018 EQUITY INCENTIVE PLAN

(AS AMENDED AND RESTATED ON [•], 2020)

1.Purposes of the Plan.  The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,
•	to provide additional incentive to Employees, Directors and Consultants, and
•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2.Definitions.  As used herein, the following definitions will apply:

(a)“Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)“Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d)“Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan.  The Award Agreement is subject to the terms and conditions of the Plan.

(e)“Board” means the Board of Directors of the Company.

(f)“Change in Control” means the occurrence of any of the following events:

(i)A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control, and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i).  For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii)A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.  For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)‑month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3).  For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)“Code” means the Internal Revenue Code of 1986, as amended.  Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h)“Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i)“Common Stock” means the Common Stock of the Company.

(j)“Company” means Ra Medical Systems, Inc., a Delaware corporation, or any successor thereto.

(k)“Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital‑raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(l)“Director” means a member of the Board.

(m)“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n)“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)“Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced.  The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q)“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock.

(ii)For purposes of any Awards granted on any other date, the Fair Market Value will be the closing sales price for Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable.  If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator.  In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(r)“Fiscal Year” means the fiscal year of the Company.

(s)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t)“Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(u)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v)“Option” means a stock option granted pursuant to the Plan.

(w)“Outside Director” means a Director who is not an Employee.

(x)“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)“Participant” means the holder of an outstanding Award.

(z)“Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(aa)“Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing  pursuant to Section 10.

(bb)“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture.  Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(cc)“Plan” means this 2018 Equity Incentive Plan.

(dd)“Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

(ee)“Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(ff)“Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8.  Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(gg)“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(hh)“Section 16(b)”  means Section 16(b) of the Exchange Act.

(ii)“Section 409A” means Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(jj)“Securities Act” means the Securities Act of 1933, as amended.

(kk)“Service Provider” means an Employee, Director or Consultant.

(ll)“Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(mm)“Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(nn)“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.Stock Subject to the Plan.

(a)Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan and the automatic increase set forth in Section 3(b) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 813,489 Shares plus (i) any Shares that, as of the date of stockholder approval of this Plan, have been reserved but not issued pursuant to any awards granted under the Ra Medical Systems, Inc. Stock Compensation Plan (the “Compensation Plan”) and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the Compensation Plan that, after the date of stockholder approval of this Plan, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Compensation Plan that, after the date of stockholder approval of this Plan, are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clauses (i) and (ii) equal to 132,000 Shares.  The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)Automatic Share Reserve Increase.  Subject to the provisions of Section 14 of the Plan, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2019 Fiscal Year, in an amount equal to the lesser of (i) five percent (5%) of the outstanding Shares on the last day of the immediately preceding Fiscal Year or (ii) such number of Shares determined by the Board.

(c)Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).  With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated).  Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan.  Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.  To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.  Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3(b) and 3(c).

(d)Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.Administration of the Plan.

(a)Procedure.

(i)Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)to determine the Fair Market Value;

(ii)to select the Service Providers to whom Awards may be granted hereunder;

(iii)to determine the number of Shares to be covered by each Award granted hereunder;

(iv)to approve forms of Award Agreements for use under the Plan;

(v)to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)to institute and determine the terms and conditions of an Exchange Program;

(vii)to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(ix)to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x)to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;

(xi)to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiii)to make all other determinations deemed necessary or advisable for administering the Plan.

(c)Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.Eligibility.  Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

6.Stock Options.

(a)Limitations.  Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such options will be treated as nonstatutory stock options.  For purposes of this Section 6(a), incentive stock options will be taken into account in the order in which they were granted.  The fair market value of the shares will be determined as of the time the option with respect to such shares is granted.

(b)Term of Option.  The term of each Option will be stated in the Award Agreement.  In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement.  Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)Option Exercise Price and Consideration.

(i)Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)In the case of an Incentive Stock Option

(A)granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2)In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3)Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)Form of Consideration.  The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment.  In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant.  Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d)Exercise of Option.

(i)Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.  An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes).  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan.  Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.  The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination.  Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan.  If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator.  If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution.  In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death.  Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v)Tolling Expiration.  A Participant’s Award Agreement may also provide that:

(1)if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or

(2)if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30)-day period after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.Restricted Stock.

(a)Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)Transferability.  Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)Removal of Restrictions.  Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine.  The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise.  If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.Restricted Stock Units.

(a)Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator.  After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant.  The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c)Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator.  Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement.  The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9.Stock Appreciation Rights.

(a)Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)Number of Shares.  The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c)Exercise Price and Other Terms.  The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion.  Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f)Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.Performance Units and Performance Shares.

(a)Grant of Performance Units/Shares.  Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion.  The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)Value of Performance Units/Shares.  Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant.  Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers.  The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.”  Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.  The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved.  After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period.  The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.Outside Director Limitations.  No Outside Director may be paid, issued or granted, in any Fiscal Year, cash compensation and equity awards (including any Awards issued under this Plan) with an aggregate value greater than $500,000 (with the value of each equity award based on its grant date fair value (determined in accordance with U.S. generally accepted accounting principles)).  Any cash compensation paid or Awards granted to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purposes of the limitation under this Section 11.

12.Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary.  For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.  If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b)Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction.  To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)Change in Control.  In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines subject to the restriction in the following paragraph, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  The Administrator will not be required to treat all Awards or Participants similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Participant, or other written agreement between the Participant and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.  In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d)Outside Director Awards.  With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Participant, or other written agreement between the Participant and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

15.Tax.

(a)Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a fair market value not in excess of the maximum statutory amount required to be withheld.  The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)Compliance With Section 409A.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator.  The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator.  To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A.  In no event will the Company (or any Parent or Subsidiary of the Company, as applicable) reimburse a Participant for any taxes imposed or other costs incurred as a result of Section 409A.

16.No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company (or any Parent or Subsidiary of the Company) to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.Term of Plan.  Subject to Section 23 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date.  It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19.Amendment and Termination of the Plan.

(a)Amendment and Termination.  The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company.  Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.Conditions Upon Issuance of Shares.

(a)Legal Compliance.  Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. federal or state law, any non-U.S. law, or the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22.Clawback.  The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and/or benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events, in addition to any applicable vesting, performance or other conditions and restrictions of an Award.  Notwithstanding any provisions to the contrary under this Plan, an Award granted under the Plan shall be subject to the Company’s clawback policy (if any) as may be established and/or amended from time to time.  The Board may require a Participant to forfeit or return to and/or reimburse the Company all or a portion of the Award and/or Shares issued under the Award, any amounts paid under the Award, and any payments or proceeds paid or provided upon disposition of the Shares issued under the Award, pursuant to the terms of such Company policy or as necessary or appropriate to comply with Applicable Laws.

23.Stockholder Approval.  The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.  Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: Ra Medical Systems, Inc. Annual Meeting of Stockholders For Stockholders as of record on April 09, 2021 TIME: Friday, June 04, 2021 09:00 AM, Local Time PLACE: The Annual Meeting will be held live via the Internet Please visit www.proxydocs.com/RMED for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jonathan Will McGuire, Andrew Jackson and Daniel Horwood, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Ra Medical Systems, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/rmed • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-855-673-0647 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

Ra Medical Systems, Inc. Annual Meeting of Stockholders Please make your marks like this: X Use dark black pencil or pen only THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Class III Directors FOR WITHHOLD 1.01 William R. Enquist, Jr. #P2# #P2# FOR 1.02 Richard Mejia, Jr. #P3# #P3# FOR FOR AGAINST ABSTAIN 2. To approve the amendment to our 2018 Equity Incentive Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 270,000 shares, and (ii) modify the "evergreen" provision by removing the cap on the number of shares that may be reserved for issuance, so that on January 1st of each year, commencing on January 1, 2022, the number of shares reserved for issuance under such plan will increase by 5% of the number of outstanding shares of common stock on such date or such lesser amount as the Board may determine. #P4# #P4# #P4# FOR 3. To ratify the appointment of Haskell & White LLP as the Company's Independent Registered Public Acounting Firm for the fiscal year ending December 31, 2021. #P5# #P5# #P5# FOR 4. To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/rmed Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date